Exhibit 10.1

Certain portions of this exhibit, marked by [***], have been excluded because they are both not material and are the type that the registrant treats as private or confidential

AMENDMENT #9 TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

This AMENDMENT #9 To THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (this “Amendment No. 9”) is entered into and made effective as of the 2nd day of April, 2026 (the “Amendment No. 9 Effective Date”) by and between Ionis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (formerly Isis Pharmaceuticals, Inc.) (“Ionis”), and Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at GSK Medicines Research Center, Gunnels Wood Road, Stevenage SG1 2NY, United Kingdom (“GGL”), and Glaxosmithkline intellectual property development limited, a company existing under the laws of England and Wales, having its registered office GSK Medicines Research Center, Gunnels Wood Road, Stevenage SG1 2NY, United Kingdom (“GSK IPDL”). GGL and GSK IPDL are referred to together as “GSK”. Ionis and GSK are each referred to herein by name or as a “Party” or, collectively, as “Parties.”

RECITALS

Whereas, Ionis and GGL are parties to the Research, Development and License Agreement dated March 30, 2010, as amended (the “Agreement”) and GGL has sub-licensed its rights under the Agreement to GSK IPDL;

Whereas, pursuant to the Agreement, Ionis granted to GSK exclusive global rights to develop and commercialize bepirovirsen (formerly known as IONIS 505358) (referred to as the HBV Lead Compound in the Agreement);

Whereas, specific terms regarding the development and commercialization of bepirovirsen, and the relevant financial provisions, are set forth in Amendment #7 to the Research, Development and License Agreement, dated as of March 4, 2016, between the Parties (“Amendment No. 7”);

Whereas, the Parties desire to amend certain terms of the Agreement, including Amendment No. 7, solely with respect to the development and sale of bepirovirsen in China, Hong Kong and Macau;

Now, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

Capitalized terms used but not defined herein will have the meaning ascribed to such terms in the Agreement.

1.
Additional Definitions. For purposes of this Amendment No. 9, the following capitalized terms will have the following meanings.

a.
“DAP/TOM” means GSK’s combination RNA-interference therapy consisting of daplusiran and tomligisiran, also known as GSK 5637608.

b.
“[***]” means [***].

c.
“NRDL” means the National Reimbursement Drug List published by the National Healthcare Security Administration (or any successor governmental authority) of China, as such list may be amended, supplemented or replaced from time to time by the National Healthcare Security Administration (or successor governmental authority thereto) of China.

d.
“sNDA” means a Supplemental New Drug Application submitted to the NMPA National Medical Products Administration of China (or any successor governmental authority).

2.
Amendments to Section 4(a) of Amendment No. 7: Milestone Payments for First Achievement of Development Milestone Event.

a.
Table 3B in Amendment No. 7 is hereby deleted and replaced with the following table:

Table 3B
Development Milestone Events for the HBV Program	Milestone Payment 1st Indication	Milestone Payment 2nd Indication
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Initiation of a Phase 1 Trial with the HBV LICA DC	$1,500,000 (already paid)	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Initiation of a Phase 3 Trial	$15,000,000 (already paid)	[***]
Acceptance for review of first NDA Filing (or its foreign equivalent) in a Major Country†	$15,000,000 (achieved but not paid as of the Amendment No. 9 Effective Date)	[***]
Acceptance for review of a second NDA Filing (or its foreign equivalent) in a Major Country†	$15,000,000 (achieved but not paid as of the Amendment No. 9 Effective Date)	[***]
Approval by the applicable Regulatory Authority in a Major Country (other than China)	$35,000,000	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Total Development Milestone Payments for the HBV Program	[***]	[***]

3.
Amendments to Section 4(b) of Amendment No. 7: Milestone Payments for First Achievement of Sales Milestone Event for HBV Lead Compound.

a.
Table 4C in Amendment No. 7 is hereby deleted and replaced with the following table:

Table 4C
Sales Milestones for each Licensed Product that includes the HBV Lead Compound	Milestone Payment
[***] in worldwide Annual Net Sales	[***]
[***] in worldwide Annual Net Sales	[***]
[***] in worldwide Annual Net Sales	[***]
Annual Net Sales in China, Hong Kong and Macau exceed [***] in the aggregate (the “[***] China Net Sales Milestone”)	[***]
Annual Net Sales in China, Hong Kong and Macau exceed [***] in the aggregate (the “[***] China Net Sales Milestone”)	[***]
Total Sales Milestone Payments for the Licensed Products that include the HBV Lead Compound	[***]

b.
The following sentence is hereby added below Table 4C: “For clarity, the calculation of worldwide Annual Net Sales under this Section 4(b) shall include Annual Net Sales in China, Hong Kong and Macau.”

4.
Additional Amendment to Section 4 of Amendment No. 7. The following is hereby added as a new Section 4(c) to Amendment No. 7:

“(c) Skipped Milestones.

(i) If the [***] China Net Sales Milestone in Table 4C is achieved at any time and the [***] in Table 3B has not previously been paid, then GSK will pay the [***] at the time the [***] China Net Sales Milestone is paid.

(ii) If the [***] China Net Sales Milestone in Table 4C is achieved in the Calendar Year ending December 31, [***] or before, and (A) the [***] in Table 3B has been paid but the [***] in Table 3B has not been paid, GSK will pay an additional [***] at the time the [***] China Net Sales Milestone is paid ([***]), or (B) neither the [***] in Table 3B nor the [***] in Table 3B have been paid, GSK will pay the [***] at the time the [***] China Net Sales Milestone is paid.

(iii) If the [***] China Net Sales Milestone in Table 4C is achieved in the Calendar Year ending December 31, [***] or after and neither the [***] in Table 3B nor the [***] in Table 3B have been paid, GSK will pay the [***] at the time the [***] China Net Sales Milestone is paid.

(iv) If the [***] China Net Sales Milestone in Table 4C is achieved at any time, then: (A) if the [***] in Table 3B has been paid but the [***] in Table 3B has not been paid or [***], GSK will pay an additional [***] ([***]); and (B) GSK will pay the [***] in Table 3B, if not previously paid, each at the time the [***] China Net Sales Milestone is paid.

(v) For clarity, no milestone will be paid more than once, and only either the [***] or [***] will be paid, but not both.”

5.
Amendments to Section 5 of Amendment No. 7: HBV Lead Compound Royalties.

a.
Table 5C in Amendment No. 7 is hereby deleted and replaced with the following table:

Table 5C
Worldwide (excluding China, Hong Kong and Macau) Annual Net Sales of each Licensed Product that includes the HBV Lead Compound	Royalty Rate
For the portion up to and including [***]	[***]%
For the portion above [***] and up to and including [***]	[***]%
For the portion above [***]	[***]%

b.
The following sentence is hereby added below Table 5C: “For clarity, the calculation of Annual Net Sales under this Section 5 shall exclude Annual Net Sales in China, Hong Kong and Macau for all purposes.”

6.
Additional Obligations.

a.
[***].

b.
NRDL Process: GSK will use Commercially Reasonable Efforts to submit all necessary application materials before the applicable deadlines for inclusion in the process by which NRDL renders breakthrough classification decisions before December 31, [***].

c.
Parallel Trade: If either Party becomes aware of material parallel trade activity on bepiroversen products (i.e. bepirovirsen products originally sold by GSK in China, Hong Kong or Macau being resold to satisfy demand outside of those countries), such Party will provide prompt notice of such activity to the other Party. The Parties will meet to discuss potential resolutions to the issue with the aim of preserving Ionis’ economic interests in the HBV Program, and GSK will keep Ionis updated on the reasonable actions it takes after such meeting.

d.
Share of Recoveries: Any damages or other monetary awards recovered, or non-monetary consideration received, by GSK with respect to a Proceeding alleging Competitive Infringement of, or with respect to any other transaction by GSK that grants rights to, [***] shall be allocated according to the provisions of Section 6.5.4 of the Agreement, provided that (i) for the avoidance of doubt, the reference to [***] in Section 6.5.4(B) shall mean [***], and (ii) with respect to any [***] received by GSK with respect to such Proceeding or transaction, the Parties will agree upon [***] to be allocated pursuant to Section 6.5.4 of the Agreement. If the Parties, [***], then such dispute will be resolved in accordance with Section 12.1 of the Agreement.

7.
Governing Law; Counterparts. This Amendment No. 9 and any dispute arising from the performance or breach hereof will be governed by and construed and enforced in accordance with the laws of the State of Delaware, U.S.A., without reference to conflicts of laws principles. This Amendment No. 9 may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Amendment No. 9 from separate computers or printers. Facsimile signatures and signatures transmitted via PDF will be treated as original signatures.

* - * - * - *

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 9 to be executed by their duly authorized representatives as of the Amendment No. 9 Effective Date.

IONIS PHARMACEUTICALS, INC.

By:	/s/ Brett Monia

Name:	Brett Monia

Title:	CEO

GLAXO GROUP LIMITED

By:	/s/ Adam Walker

Name:	Adam Walker

Title:	Director

GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED

By:	/s/ Darren Barnett

Name:	Darren Barnett

Title: Authorised signatory for and on behalf of The Wellcome Foundation Limited, Corporate Director of GlaxoSmithKline Intellectual Property Development Limited